UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): January 27, 2022 (January 26, 2022)

Tractor Supply Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23314	13-3139732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

  5401 Virginia Way, Brentwood, Tennessee 37027
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (615) 440-4000

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.008 par value	TSCO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [☐]

Item 2.02 Results of Operations and Financial Condition.

On January 27, 2022, Tractor Supply Company (the "Company") issued a press release reporting its results of operations for the fourth fiscal quarter and full year ended December 25, 2021. Additionally, the Company provided guidance for the results of operations expected for the full fiscal year ending December 31, 2022.

A copy of the press release is furnished herewith as Exhibit 99.1.

Item 8.01 Other Events.

On January 26, 2022, the Company's Board of Directors declared a cash dividend of $0.92 per share of outstanding common stock. The dividend will be payable on March 8, 2022, to stockholders of record as of the close of business on February 21, 2022.

On January 26, 2022, the Company's Board of Directors also authorized a $2.0 billion increase to its existing share repurchase program, bringing the total amount authorized to date under the program to $6.5 billion.

Share repurchases may be made from time to time in the open market or through privately negotiated transactions at management's discretion, depending on market conditions and other factors, in accordance with the Securities and Exchange Commission and other applicable legal requirements. The authorization for the share repurchase program may be temporarily paused, terminated, increased, or decreased by the Company's Board of Directors at any time.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1    Press Release of Tractor Supply Company dated January 27, 2022.

104    The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tractor Supply Company

January 27, 2022	By:	/s/ Kurt D. Barton

Name: Kurt D. Barton
Title: Executive Vice President - Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 27, 2022